                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934.

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
                        Zebra Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     5) Total fee paid:

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

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

        ------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    3) Filing Party:

        ------------------------------------------------------------------------
    4) Date Filed:

        ------------------------------------------------------------------------

                                        [LOGO]

                            ZEBRA TECHNOLOGIES CORPORATION

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD ON MAY 20, 1997

To the Stockholders of
Zebra Technologies Corporation:

   The Annual Meeting of Stockholders of Zebra Technologies Corporation (the "Company") will be held at 10:30 a.m., Chicago time, on Wednesday, May 20, 1997, at Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois, for the following purposes:

    (1)  To elect five directors;

    (2) to amend the Company's Certificate of Incorporation to provide for an increase in the total authorized shares of the Company's Class A Common Stock from 35,000,000 shares to 50,000,000 shares;

    (3) To approve the adoption of the Zebra Technologies Corporation 1997 Stock Option Plan;

    (4) To approve the adoption of the Zebra Technologies Corporation 1997 Non-Employee Directors' Stock Option Plan;

    (5) To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 1997; and

    (6) To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   The Board of Directors has fixed the close of business on March 21, 1997 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                             By order of the Board of Directors,

                             Gerhard Cless
                             SECRETARY

Vernon Hills, Illinois
April 28, 1997

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                            ZEBRA TECHNOLOGIES CORPORATION
                             333 Corporate Woods Parkway
                             Vernon Hills, Illinois 60061
                                    (847) 634-6700
                                ----------------------
                                   PROXY STATEMENT
                                ----------------------

   The accompanying Proxy is solicited by the Board of Directors of Zebra Technologies Corporation, a Delaware corporation ("Zebra," or the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:30 a.m., Chicago time, on Wednesday, May 20, 1997, at Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois, and any adjournments thereof. This Proxy Statement and the accompanying form of proxy are intended to be released to stockholders on or about April 28, 1997.

                      VOTING SECURITIES; PROXIES; REQUIRED VOTE

   VOTING SECURITIES -- The Board of Directors has fixed the close of business on March 21, 1997, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 16,924,973 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and 7,315,404 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"). The holders of the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters to be submitted to the vote of stockholders at the Annual Meeting. Holders of Class A Common Stock are entitled to one vote per share. Holders of Class B Common Stock are entitled to ten votes per share.

   PROXIES -- Edward L. Kaplan and Gerhard Cless, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Kaplan and Cless are directors of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

   REQUIRED VOTE -- At the Annual Meeting, (i) a plurality of the votes cast in person or by proxy is required to elect directors; (ii) the affirmative vote of holders of a majority of the voting power of the Common Stock is required to approve the amendment to the Company's Certificate of Incorporation; (iii) the affirmative vote of holders of a majority of the voting power of the Common Stock present in person or by proxy at the Annual Meeting is required to approve the 1997 Stock Option Plan and the 1997 Non-Employee Directors' Stock Option Plan; and (iv) the affirmative vote of a majority of the votes cast, affirmatively or negatively, in person or by proxy is required to ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company's financial statements for the fiscal year ending December 31, 1997. Stockholders will not be allowed to cumulate their votes in the election of directors.

   The required quorum for the transaction of business at the Annual Meeting will be a majority of the voting power of shares of Common Stock issued and outstanding on the Record Date. Abstentions and broker non-votes will be included in determining the presence of a quorum. Abstentions will be considered present and entitled to vote with respect to the proposals to approve the 1997 Stock Option Plan and the 1997 Non-Employee Directors' Stock Option Plan and will have the same effect as votes against such proposals; broker non-votes will not be considered present and entitled to vote with respect to such proposals and will have no effect on the voting on such proposals. With respect to the proposal to approve the amendment to the Certificate of Incorporation, abstentions and broker non-votes will have the same effect as votes against such proposal. Neither abstentions nor broker non-votes will have any effect on the voting on the proposals to elect directors and to ratify the appointment of the Company's independent auditors.


   Due to their beneficial ownership of a majority of the outstanding shares of Class B Common Stock, Messrs. Kaplan and Cless have voting power sufficient (i) to elect the five nominees named to serve as directors; (ii) approve the amendment to the Certificate of Incorporation; (iii) approve the 1997 Stock Option Plan; (iv) approve the 1997 Non-Employee Directors' Stock Option Plan and
(v) ratify the appointment of KPMG Peat Marwick LLP. Messrs. Kaplan and Cless have advised the Board of Directors that all shares beneficially owned by them will be voted in favor of such proposals. See "Security Ownership of Certain Beneficial Owners and Management."

                                      PROPOSAL 1
                                ELECTION OF DIRECTORS

   The Board of Directors has set the number of directors to be elected at the Annual Meeting at five. Each nominee for election as director currently serves as a director of the Company. All nominees were elected to serve as directors by the stockholders of the Company at the last Annual Meeting of stockholders, held on May 22, 1996. The Board of Directors recommends that the stockholders vote in favor of the election of the five nominees named in this Proxy Statement to serve as directors of the Company.

   If at the time of the Annual Meeting any of the nominees is unable or declines to serve, the persons named in the proxy will at the direction of the Board of Directors either vote for such substitute nominee or nominees as the Board of Directors recommends or vote to allow the vacancy created thereby to remain open until filled by the Board. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

   NOMINEES FOR ELECTION AS DIRECTORS -- The following persons, if elected at the Annual Meeting, will serve as directors until the earlier of the 1998 annual meeting of the Company's stockholders or until their successors are duly elected and qualified.


                                                                                                   SERVED AS
                                                                                                   DIRECTOR
        NAME                       AGE                     POSITION WITH COMPANY                     SINCE
---------------------------  -------------    -----------------------------------------------  ----------------
 Gerhard Cless                    57             Executive Vice President, Secretary and           1969
                                                 Director

 Edward L. Kaplan                 54             Chief Executive Officer, Chairman and             1969
                                                 Director

 Christopher G. Knowles (1)       54             Director                                          1991

 David P. Riley                   50             Director                                          1991

 Michael A. Smith (1)             42             Director                                          1991
---------------------

    (1) Member of Audit Committee.

   GERHARD CLESS became Executive Vice President for Engineering and Technology in February 1995, after having served as Senior Vice President since 1969. He is also Secretary, as well as a co-founder of the Company, and has served as a director since 1969. Mr. Cless served as Treasurer of the Company until October 1991. Since 1969, he has been active with the Company, where he has directed the development of numerous label printers and maintained worldwide technology/vendor relationships. Prior to founding the Company, Mr. Cless was a research and development engineer at Teletype Corporation's printer division. Mr. Cless received an MSME degree from Esslingen, Germany and has done graduate work at the Illinois Institute of Technology.

   EDWARD L. KAPLAN is Chief Executive Officer and Chairman, as well as a co-founder of the Company, and has served as a director since 1969. He also served as President of the Company until February 1995 and Chief Financial Officer of the Company until October 1991. Mr. Kaplan began his career as a project engineer for Seeburg Corporation, later joining Teletype Corporation as a mechanical engineer performing research and development in the Printer Division. In 1969, he and partner Gerhard Cless founded the Company, then known as Data Specialties, Inc. Mr. Kaplan received a BS in Mechanical Engineering from the Illinois Institute of Technology (graduating Tau Beta Pi) and an MBA from the University of Chicago and is an NDEA Fellow of Northwestern University.

   CHRISTOPHER G. KNOWLES has served as a director of the Company since July 1991. Since March 1996, he has been a consultant to, and member of the Board of Directors of, Insurance Auto Auctions, Inc. In 1966, Mr. Knowles joined North America Van Lines, which was acquired by PepsiCo, Inc. two years later. He continued his career with PepsiCo, Inc., working in human relations and distribution with several of its subsidiary companies, including North American Van Lines, PepsiCo Service Industries and Wilson Sporting Goods, as well as holding positions on the corporate staff of PepsiCo. In 1976, he became a Vice President of Allied Van Lines and later became Division Vice President in charge of Allied's Household Goods Division, the largest division of that company. Mr. Knowles joined Underwriters Salvage Company in 1980 as its Chairman of the Board and Chief Executive Officer and subsequently acquired that company with other members of its management staff. Underwriters Salvage Company was acquired by Insurance Auto Auctions, Inc. in January 1994. Mr. Knowles became President and Chief Operating Officer of Insurance Auto Auctions, Inc. in April 1994 and held such positions until March 1996. Mr. Knowles received his BA degree from Indiana University in 1966.

   DAVID P. RILEY has served as a director of the Company since July 1991. Since 1984, he has been President and Chief Executive Officer of The Middleby Corporation, a public company which manufactures commercial food equipment and provides complete kitchens to various institutional customers, as well as to restaurants such as Pizza Hut and Domino's Pizza. He also serves as a director of The Middleby Corporation. Mr. Riley was previously employed in various management positions with a subsidiary of The Middleby Corporation and, before that, with Hobart Corporation, a food equipment manufacturer. Mr. Riley holds a Bachelor's Degree in Engineering from Ohio State University.

   MICHAEL A. SMITH has served as a director of the Company since July 1991. He is co-founder, Senior Managing Director and Manager of BA Partners, an investment banking affiliate of Bank America Corp., positions he has held since 1989. Previous positions included Managing Director, Corporate Finance Department, for Bear, Stearns and Company, Inc. (1982 to 1989) and Vice President and Manager of the Eastern States and Chicago Group Investment Banking Division of Continental Bank (1977 to 1982). He was a director of Graphic Technology from 1983 to 1989. Mr. Smith graduated Phi Beta Kappa from the University of Wisconsin and received an MBA from the University of Chicago.

   DIRECTOR COMPENSATION -- For their services as directors, the members of the Board of Directors who are not employees of Zebra are paid $2,000 quarterly, $2,000 for each Board meeting attended and $500 for each Board committee meeting attended. In addition to cash compensation, each of Messrs. Knowles, Riley and Smith has been granted, over a five-year period, options to acquire 20,000 shares of Class A Common Stock pursuant to Zebra's Stock Option Plan for Outside Directors (the "Outside Director Plan"), which expired in 1996. Options granted under the Outside Director Plan have an exercise price equal to the fair market value on the date of grant and have a term ending seven years after the date of grant or two years after the date on which the director ceases being a director of the Company, whichever is earlier. Pursuant to Zebra's 1997 Non-Employee Directors' Stock Option Plan (the "1997 Director Plan"), on February 11, 1997 each of Messrs. Knowles, Riley and Smith was granted options to purchase 15,000 shares of Class A Common Stock at an exercise price of $24.50 per share (the closing price of the Class A Common Stock on the grant date, as report by Nasdaq). Options granted under the 1997 Director Plan vest in five equal increments on the grant date and each of the first four anniversaries thereof (so long as the optionee is still an active member of the Board of Directors)
and remain exercisable until the tenth anniversary of the grant date.   See
"Security Ownership of Certain Beneficial Owners and Management."

   MEETINGS -- The Board of Directors meets quarterly and may schedule additional special meetings upon request of the Chairman of the Board, the President of the Company or one-half of the whole Board of Directors. During the year ended December 31, 1996, the Board of Directors met four times. Each director attended all of the board meetings and meetings of board committees on which he served that were held during 1996.

   COMMITTEES OF THE BOARD OF DIRECTORS -- The Audit Committee generally has responsibility for recommending independent auditors to the Board for selection, reviewing the plan and scope of the audit, reviewing the Company's audit and control functions and reporting to the full Board regarding all of the foregoing. The Audit Committee conferred by telephone on a number of occasions and held four formal meetings in 1996. The Board of Directors does not have a compensation or nominating committee.

                                  EXECUTIVE OFFICERS

   Set forth below is a table identifying the executive officers of the Company other than Messrs. Cless and Kaplan, who are identified in the section entitled "Election of Directors -- Nominees for Election as Directors."


        NAME              AGE                        POSITION
------------------------  -------  ---------------------------------------------
 Jeffrey K. Clements       50     Executive Vice President

 Jack A. LeVan             42     Senior Vice President, Business Development

 Thomas C. Beusch          44     Vice President, Sales and International

 John H. Kindsvater, Jr.   55     President, Zebra Technologies VTI, Inc.

 Clive P. Hohberger        54     Vice President, Technology Development

 Charles R. Whitchurch     50     Chief Financial Officer and Treasurer



   JEFFREY K. CLEMENTS became Executive Vice President of the Company in April 1997. He began his career with the Company in July 1994 and served as President of the Company's Labeling Solutions Division from February 1995 until April 1997. From 1992 until joining the Company, Mr. Clements held the position of Vice President, Sales for Alexander Proudfoot plc. Mr. Clements' background also includes management positions in marketing and sales with various technology-based companies. From 1990 to 1992, Mr. Clements owned and operated Clemco, Inc. a Chicago-area franchisee of Discovery Zone, an indoor playground and entertainment center. He spent seven years with Templeton, Kenley and Company, progressing from Senior Vice President to President of their Miller Fluid Power Corporation from 1985 to 1988. Mr. Clements received a BS degree from Northwestern University, an MBA from Keller Graduate School of Management and an MAT from the National College of Education.

   JACK A. LEVAN is Senior Vice President of Business Development. He joined the Company in January 1995 as Senior Vice President of Marketing. From 1994 until joining the Company, Mr. LeVan was President of the Carolina Enterprise Association. From 1990 to 1993, he served in various senior management positions with Groupe Legris Industries, progressing to President and CEO of PPM Cranes, Inc., a company acquired by Groupe Legris Industries in 1992. Mr. LeVan held various management positions with Miller Fluid Power from 1981 to 1989. In addition, Mr. LeVan spent three years in consulting with a specialization in industrial marketing strategy. Mr. LeVan received a BA and an MBA from the University of Chicago.

   THOMAS C. BEUSCH is Vice President of Sales and International. He joined the Company in April 1991 as Director of Sales, was promoted to Director of Sales Worldwide in December 1991, and became Vice President of Sales and International in January 1995. Prior to joining the Company, Mr. Beusch spent five years with American Telephone and Telegraph, where he held various management positions. Previously, he spent twelve years with International Business Machines in various sales and regional marketing positions. Mr. Beusch received a BS with a double major in marketing and management from Eastern Illinois University.

   JOHN H. KINDSVATER, JR. became President of Zebra Technologies VTI, Inc. in February 1996. He joined the Company in 1980 as Vice President of Marketing and Sales, a position he held until February 1995, and was responsible for developing and implementing marketing and sales strategies. He was promoted to Vice President of Corporate Development in February 1995. Prior to joining the Company, Mr. Kindsvater held management positions in corporate development, international operations, marketing and sales with various technology-based companies, including Quixote Corporation, A. B. Dick Company, Marsh Instrument Company and Jeppesen & Co. Mr. Kindsvater attended Purdue University and received his BS and MBA from the University of Denver. He currently serves on the Board of Directors of Automatic Identification Manufacturers (AIM), the industry's trade association.

   CLIVE P. HOHBERGER became Vice President of Technology Development in 1994. He joined the Company in 1984 as a consultant and became Vice President of Corporate Development in 1986. He served as Vice President of Marketing from 1988 to 1991 and became Vice President of Market Development in 1991. He became Vice President of Technology Development in 1994 and is presently responsible for the development of new market opportunities and liaisons with key customers, vendors, government standards and regulatory agencies, competitors and technology developers. Dr. Hohberger has held engineering positions with several firms including Weber Marking Systems, Abbott Laboratories, The Brookhaven National Laboratory, the Montreal Neurological Institute and Bunker-Ramo Corporation (now Allen-Bradley). Dr. Hohberger received his BS and MS from Case Institute of Technology in Physics and Engineering, respectively, a PhD from Case Western Reserve University in Computer Engineering and an MBA from the Lake Forest Graduate School of Management. He is an Adjunct Professor at the Lake Forest Graduate School of Management, where he has also served as a member of the Board of Directors.

   CHARLES R. WHITCHURCH joined Zebra as Chief Financial Officer and Treasurer in September 1991. From 1981 until he joined the Company, he served as Vice President, Finance of Corcom, Inc., a technology company specializing in the control of radio frequency interference. Mr. Whitchurch previously held positions as Chief Financial Officer of Resinoid Engineering Corporation and as Corporate Services Officer with the Harris Bank in Chicago. Mr. Whitchurch holds a degree in Economics from Beloit College and an MBA from Stanford University.

   The Board of Directors elects officers to serve at the discretion of the Board. There are no family relationships among any of the directors or officers of the Company.

   SECTION 16(a) COMPLIANCE -- Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own greater than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that, except as set forth below, during the fiscal year ended December 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and 10% beneficial owners were complied with by such persons.

   Each of Messrs. Knowles, Riley, Smith and Whitchurch filed his Form 5 with respect to the fiscal year ended December 31, 1996 after the date prescribed under Section 16(a).

                   EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

      The following table provides information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended December 31, 1996, and the two prior fiscal years, of those persons who were at December 31, 1996 (i) the chief executive officer and
(ii) the four other most highly compensated (combined salary and bonus) executive officers of the Company (collectively, the "Named Officers").


Summary Compensation Table


                                                                             LONG TERM
                                                                          COMPENSATION (1)
                                                                          ---------------
                                               ANNUAL COMPENSATION            AWARDS
                                            -------------------------     ---------------         ALL
                                                                            SECURITIES           OTHER
                                                                            UNDERLYING        COMPENSATION
NAME AND PRINCIPAL POSITION        YEAR       SALARY($)     BONUS ($)       OPTIONS (#)           ($)
-------------------------------   -------   -------------  ----------     ---------------     ------------
Edward Kaplan, Chief               1996       $281,731      $64,347            --              $17,972(2)
  Executive Officer and            1995        256,289      159,893            --               15,992
  Chairman                         1994        241,770       73,498            --               19,526

Gerhard Cless, Executive           1996       $142,552      $34,212            --              $11,202(3)
  Vice President,Engineering       1995        200,034       70,574            --               13,120
  and Technology and               1994        188,684       45,284            --               15,148
  Secretary

Jeffrey K. Clements                1996       $194,376      $35,668            --              $12,164(4)
  President                        1995        175,503       87,497            --                  --
                                   1994         69,540       20,520            --                  --

Jack A. LeVan                      1996       $141,617      $33,361            --               $9,875(5)
  Senior Vice President            1995        121,735          --             --               10,841
  Marketing                        1994           --            --             --               10,454

Charles R. Whitchurch,             1996       $144,463      $23,462            --              $10,628(6)
  Chief Financial Officer and      1995        131,405       53,940            --                9,249
  Treasurer                        1994        123,387       24,677            --               10,177

-------------------

    (1) None of the Named Officers had any restricted stock holdings as of December 31, 1996.

    (2) Includes 401(k) contributions of $4,750, and profit sharing plan payments of $13,222.

    (3) Includes 401(k) contributions of $4,750, and profit sharing plan payments of $6,452.

    (4) Includes 401(k) contributions of $4,750, and profit sharing plan payments of $7,414.

    (5) Includes commissions of $1,117, 401(k) contributions of $4,750, and profit sharing plan payments of $5,152.

    (6) Includes 401(k) contributions of $4,750, and profit sharing plan payments of $5,878.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES -- The following table provides information on option exercises in fiscal 1996 by the Named Officers and on the Named Officers' unexercised options at December 31, 1996. Included are options granted under the Company's Stock Option Plan. No options were granted to the Named Officers in 1996.
(6)

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND FISCAL YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES
                                                                         UNDERLYING          VALUE OF UNEXERCISED
                                                                         UNEXERCISED             IN-THE-MONEY
                                                                      OPTIONS AT FISCAL       OPTIONS AT FISCAL
                                                                         YEAR-END (#)           YEAR-END ($)(1)
                                                                    ---------------------    --------------------
                          SHARES ACQUIRED ON         VALUE               EXERCISABLE/            EXERCISABLE/
NAME                         EXERCISE (#)         REALIZED ($)          UNEXERCISABLE           UNEXERCISABLE
-----------------------   --------------------    ------------      ---------------------    --------------------
Edward Kaplan                    --                    --                    --                    --
Gerhard Cless                    --                    --                    --                    --
Jeffrey K. Clements              --                    --               6,500/13,500            47,937/99,562
John H. Kindsvater, Jr.       28,000                $222,000                 --                    --
Charles R. Whitchurch         10,500                   --               0/9,500                 0/104,500




-----------------------
    (1) The value per option is calculated by subtracting the exercise price from the closing price of the Company's Common Stock on the Nasdaq National Market on December 29, 1996 of $23.375.

   CERTAIN TRANSACTIONS -- In May 1989, the Company entered into a lease agreement for its facility and certain machinery, equipment, furniture and fixtures with Unique Building Corporation ("Unique"), a corporation owned by Messrs. Kaplan and Cless and Stewart Shiman (a former executive officer of the Company). The lease was amended effective as of April 1, 1993, as the facility was expanded by approximately 36,700 square feet (25,200 square feet of manufacturing space and 11,500 square feet of office space) and amended again in 1994, as the facility was expanded by an additional 50,400 square feet, and amended again in June 1996 to include an additional 13,325 square feet. The facility portion of the lease is treated as an operating lease and has a term ending on March 31, 2008. Base monthly rental payments were $36,833 through September 1, 1991, increased to $38,433 through March 31, 1993, $53,133 through August 14, 1993, $59,833 through August 14, 1994, $69,964 through November 30, 1994, $84,960 through March 31, 1995, $87,849 through February 29, 1996, $90,774 through May 31, 1996, $99,328 through March 31, 1998, $106,272 through August 31, 1999, $115,355 through March 31, 2003, and $127,570 through March 31, 2008.
The lease agreement includes a modification to the base monthly rental which goes into effect if the prescribed rent payment is less than the aggregate principal and interest payments required to be made by Unique under certain Industrial Revenue Bonds. Under the portion of the lease agreement with Unique which is accounted for as a capital lease, the Company leases machinery, equipment, furniture, and fixtures at a monthly rental of $5,725 over the lease term. The Industrial Revenue Bonds are supported by a Letter of Credit issued by American National Bank. The Company guaranteed $700,000 of Unique's obligation to such bank under the agreement relating to the Letter of Credit.

                           REPORT ON EXECUTIVE COMPENSATION

   Traditionally, compensation for the Company's executive officers has been determined by the Company's chief executive officer, Edward L. Kaplan, due to the relatively small number of executive officers and Mr. Kaplan's personal knowledge of the relative performance and responsibilities of each executive officer. For the fiscal year ended December 31, 1996, compensation for the Company's executive officers, other than Mr. Kaplan himself, was established in this manner. Mr. Kaplan also submitted to the Board of Director for its consideration a proposal for his own compensation package, which was reviewed and approved by the Board.

   COMPENSATION ELEMENTS -- For 1996, the primary components of the Company's executive officer compensation program were base salaries and cash bonuses based on Company and departmental performance.

   BASE SALARIES -- In determining the base salaries of Messrs. Cless, Clements, Kindsvater and Whitchurch, Mr. Kaplan reviewed various technology industry salary surveys, and he targeted salaries at levels competitive to those provided to executives with similar responsibilities in businesses which he viewed as comparable to the Company. Mr. Kaplan also attempted to maintain a salary structure for the executive group which vis-a-vis each executive gives credit for relative seniority and scope of assigned responsibilities. The Board's approval of Mr. Kaplan's salary was based upon its subjective evaluation of Mr. Kaplan's contributions to the Company and his importance to the Company's continued growth. The Board reviewed the American Electronics Association Executive Compensation Survey (the "Survey") to confirm Mr. Kaplan's salary level was within the ranges represented by the Survey, but did not target Mr. Kaplan's salary at a particular point within the Survey's compensation ranges.

   BONUS -- Executive bonuses for fiscal 1996 were performance-related. Bonuses were designed to reward management for achieving and exceeding goals for Company performance as well as performance goals for particular departments.

   Mr. Kaplan and each of the other Named Officers participated in the Company's 1996 Executive Bonus Plan (the "Bonus Plan"). The Bonus Plan was established by Mr. Kaplan after meetings with the other executive officers to discuss the Company's targeted performance goals, and Mr. Kaplan's participation in the Bonus Plan was approved by the Board. Under the Bonus Plan, cash bonuses paid to each of the Named Officers for 1996 were directly related to the Company's overall financial performance. Bonuses were determined by multiplying the particular officer's base salary by (1) his designated bonus percentage and (2) a performance factor based upon the Company's achievement of targeted levels of after-tax profit for 1996. Designated bonus percentages were based upon seniority and relative positions within the Company's organizational structure.

   Mr. Kaplan awarded bonuses in addition to those provided in the Bonus Plan to certain of the Company's executive officers based upon the performance of the departments over which they exercise direct supervisory authority. For these bonuses, the performance criteria varied depending upon the department and the particular goals set for the department for 1996. For example, an executive responsible for sales functions of the Company received an additional bonus based upon the Company's gross sales levels, while an executive in charge of manufacturing functions received a bonus based upon targeted levels of manufacturing efficiency, quality and on-time deliveries.

   STOCK OPTIONS -- The Company has, on limited occasions, awarded stock options to executive officers, to provide competitive compensation packages and because the Company believes it is important that all of the Company's key executive officers have a meaningful equity stake in the Company so that they have an incentive to create shareholder value over a long-term investment horizon. The Company did not grant any of the Named Officers any options in 1996, because each of them already has meaningful stock or stock options in the Company.

   COMPLIANCE WITH SECTION 162(m) -- The Board of Directors currently intends for all compensation paid to the Named Officers to be tax deductible to the Company pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general, such compensation is performance based, is established by an independent committee of directors, is objective and the plan or agreement providing for such performance based compensation has been approved in advance by stockholders. In the future, however, if, in the judgment of the Board, the benefits to the Company of a compensation program that does not satisfy the arbitrary and inflexible conditions of Section 162(m) outweigh the costs to the Company of the failure to satisfy these conditions, the Board may adopt such a program.

                                  BOARD OF DIRECTORS

                   Gerhard Cless               David P. Riley

                   Edward L. Kaplan            Michael A. Smith

                   Christopher Knowles

                          COMPENSATION COMMITTEE INTERLOCKS
                              AND INSIDER PARTICIPATION

            The Company's Chief Executive Officer, Mr. Kaplan, determined the compensation to be paid the Company's executive officers, other than himself, for the fiscal year ended December 31, 1996. The Board of Directors, consisting of Messrs. Cless, Kaplan, Knowles, Riley, and Smith, approved the compensation to be paid to Mr. Kaplan. Mr. Cless, the Company's Executive Vice President and Secretary, and Mr. Kaplan participated in the deliberations of the Board concerning Mr. Kaplan's compensation.

                                  PERFORMANCE GRAPH

   The graph set forth below compares the cumulative total stockholder return on the Class A Common Stock of the Company since its initial public offering on August 15, 1991 with the cumulative total return on the Nasdaq Market Index and the MG Industry Group 171 -- Electronic Equipment Manufacturers Index -- over the same period (assuming the investment of $100 in the Class A Common Stock at its closing price of $9.125 per share (post-split) on August 15, 1991 and in each index on such date, and the reinvestment of all dividends, if any).

                     COMPARISON OF CUMULATIVE RETURNS SINCE IPO


                                       [GRAPH]


                                             DECEMBER 31,
                     ---------------------------------------------------------
                       1991      1992      1993      1994      1995      1996
                     -------   -------   -------   -------   -------   -------
Zebra Technologies
Corporation          $100.00   $143.28   $338.06   $233.21   $405.97   $279.10
MG Group Index        100.00    132.49    190.89    211.88    292.02    400.13
Nasdaq Market Index   100.00    100.98    121.13    127.17    164.96    204.98

                        SECURITY OWNERSHIP OF MANAGEMENT AND
                              CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of March 21, 1997, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of any class of Common Stock, (ii) each director of the Company, (iii) each of the Named Officers and (iv) all directors and executive officers of the Company as a group.

                                  CLASS A COMMON STOCK               CLASS B COMMON STOCK
                               ----------------------------       ---------------------------  % OF TOTAL
NAME AND ADDRESS                   NUMBER       % OF CLASS          NUMBER        % OF CLASS      VOTING
                                                                                                  POWER(1)
--------------------------     ---------------  -----------       ---------------  ----------- -------------
Edward L. Kaplan(2)                  --            --             2,736,504 (3)     37.4%          30.4%

Carol K. Kaplan(2)                   --            --               563,800 (4)      7.7            6.3

Gerhard Cless(2)                 80,000  (5)        *             2,872,052 (6)     39.3           31.9

Ruth I. Cless(2)                     --  (7)       --             1,104,740 (8)     15.1           12.3

Christopher G. Knowles           25,000  (9)        *                    --           --              *

David Riley                      23,000  (9)        *                    --           --              *

Michael A. Smith                 23,000  (9)        *                    --           --              *

John H. Kindsvater, Jr.          43,624 (10)        *                    --           --              *

Charles R. Whitchurch            20,814 (11)        *                    --           --              *

Jeffrey K. Clements               7,366 (12)        *                    --           --              *

William Blair & Co., L.L.C.   2,075,149 (13)     12.3%                   --           --            2.3

FMR Corporation               1,090,600 (14)      6.4                    --           --            1.2

Fifth Third Bancorp             866,735 (15)      5.1                    --           --              *

All Executive Officers and
Directors as a group            239,552 (16)      1.4%            5,608,556         76.7%          62.5%


--------------------
* Less than one percent.

    (1) Each share of the Class A Common Stock has one vote and each share of the Class B Common Stock has ten votes. This column shows the combined voting power of all Class A Common Stock and Class B Common Stock beneficially owned by each of the listed persons. The percentages are based on the outstanding number of Class A Common Stock and Class B Common Stock as of March 21, 1997.

    (2) The address of this stockholder is c/o Zebra Technologies Corporation, 333 Corporate Woods Parkway, Vernon Hills, Illinois 60061.

    (3) Excludes 563,800 shares which may be deemed held of record or beneficially by Mr. Kaplan's wife, Carol, which may be deemed to be beneficially owned by Mr. Kaplan.

    (4) Excludes 2,736,504 shares held of record or beneficially by Mr. Kaplan, which may be deemed to be beneficially owned by Mrs. Kaplan.

    (5) Includes 80,000 shares held by a foundation of which Mr. Cless is director.

    (6) Includes 344,000 shares held by Jerry I. Rudman as Trustee under the Gerhard Cless 1990 Income Trust. Excludes 1,104,740 shares held of record or beneficially by Mr. Cless' wife, Ruth, which may be deemed to be beneficially owned by Mr. Cless.

    (7) Excludes 80,000 shares held of record or beneficially by Mr. Cless, which may be deemed to be beneficially owned by Mrs. Cless.

    (8) Includes 320,936 shares held by Jerry I. Rudman, as Trustee under the Ruth I. Cless 1990 Income Trust. Excludes 2,872,052 shares held of record or beneficially by Mr. Cless, which may be deemed to be beneficially owned by Mrs. Cless.


    (9) Includes 20,000 shares of Class A Common Stock currently issuable upon exercise of options granted pursuant to the Outside Director Plan and 3,000 shares of Class A Common Stock currently issuable upon exercise of options granted pursuant to the 1997 Directors Plan.

    (10) Includes 770 shares held of record or beneficially by Mr. Kindsvater's children, which may be deemed to be beneficially owned by Mr. Kindsvater.

    (11) Includes 4,500 shares of Class A Common Stock currently issuable upon exercise of options

    (12) Includes 6,500 shares of Class A Common Stock currently issuable upon exercise of options. Includes 100 shares held of record or beneficially by Mr. Clements' wife, which may be deemed to be beneficially owned by Mr. Clements.

    (13) As reported on a Schedule 13G filed by William Blair & Co., L.L.C. on February 18, 1997. According to such 13G, William Blair & Co., L.L.C. has sole voting power with respect to 609,772 of these shares, and sole dispositive power with respect to all 2,075,149 of these shares. The address of this stockholder is 222 West Adams Street, Chicago, IL 60606.

    (14) As reported on a Schedule 13G filed by FMR Corporation and certain affiliates on February 18, 1997. According to such 13G, affiliates of FMR Corporation have sole voting power with respect to 31,700 of these shares, and sole dispositive power with respect to all 1,090,600 of these shares. The address of this stockholder is 82 Devonshire Street, Boston, Massachusetts 02109.

    (15) As reported on a Schedule 13G filed by Fifth Third Bancorp on February 18, 1997. According to such 13G, banking subsidiaries of Fifth Third Bancorp have sole voting power with respect to 820,160 of these shares, shared voting power with respect to 328,300 of these shares, sole dispositive power with respect to 837,635 of these shares and shared dispositive power with respect to 29,100 of these shares. The address of this stockholder is 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

     (16) Includes 90,075 shares of Class A Common Stock issuable within 60 days upon exercise of options.

                                      PROPOSAL 2

                        AMENDMENT OF COMPANY'S CERTIFICATE OF
                         INCORPORATION TO INCREASE NUMBER OF
                      AUTHORIZED SHARES OF CLASS A COMMON STOCK

          In February 1997, the Board of Directors proposed and recommended for adoption by the Company's stockholders an amendment to the Company's Certificate of Incorporation that would increase the total authorized Class A Common Stock of the Company from 35,000,000 shares to 50,000,000 shares. Following the proposed amendment, the number of authorized shares of Class B Common Stock and Preferred Stock would remain unchanged at 35,000,000 and 10,000,000 shares, respectively.

   REASONS FOR THE PROPOSAL -- As of March 21, 1997, there were 16,924,973 shares of Class A Common Stock issued and outstanding, 7,315,404 shares reserved for issuance upon conversion of outstanding shares of Class B Common Stock and approximately 850,000 shares reserved for issuance under the Company's stock option plans. Accordingly, approximately 9,900,000 authorized shares of Class A Common Stock were available for future issuance as of March 21, 1997.

   The Board of Directors believes that it is desirable for the Company to have available additional authorized but unissued shares of Class A Common Stock to be used for general corporate purposes, future acquisitions and equity financings. Approval of the proposed amendment now will eliminate the delays and expense which otherwise would be incurred if stockholder approval were required to increase the authorized number of shares of Class A Common Stock for possible future transactions involving the issuance of additional shares.

   EFFECT OF INCREASE -- The additional shares of Class A Common Stock may be issued, subject to certain exceptions, by the Board of Directors at such times, in such amounts and upon such terms as the Board may determine without further approval of the stockholders. The Company's current stockholders could suffer a dilution of voting rights, net income and net tangible book value per share of the Class A Common Stock or Class B Common Stock as the result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance.

                                      PROPOSAL 3

                      APPROVAL OF THE EMPLOYEE STOCK OPTION PLAN

   The stockholders are asked to consider and vote to approve the 1997 Stock Option Plan. The Company's Board of Directors adopted the 1997 Stock Option Plan, effective February 11, 1997. The Company has reserved 531,500 shares of Common Stock for issuance under the 1997 Stock Option Plan.

   Stockholder approval of the 1997 Stock Option Plan is sought to qualify the 1997 Stock Option Plan under Rule 16b-3 of the Exchange Act, as amended, and thereby render certain transactions under the 1997 Stock Option Plan exempt from certain provisions of Section 16 of the Exchange Act, and to qualify the 1997 Stock Option Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and thereby allow the Company to deduct for Federal income tax purposes certain stock option awards granted under the plan. To date, the Company has granted options to purchase 274,000 shares of Class A Common Stock under the 1997 Stock Option Plan.

   The following is a brief summary of certain provisions of the 1997 Stock Option Plan.

GENERAL
   The 1997 Stock Option Plan is a flexible plan that provides the Option Committee broad discretion to fashion the terms of the awards to provide eligible participants with stock-based incentives, including: (i) non-qualified and incentive stock options for the purchase of the Company's Class A Common Stock and (ii) dividend equivalents. The persons eligible to participate in the 1997 Stock Option Plan are directors, officers, and employees of the Company or any subsidiary of the Company who, in the opinion of the Option Committee, are in a position to make contributions to the growth, management, protection and success of the Company or its subsidiaries. The 1997 Stock Option Plan is administered by the Option Committee, which is currently comprised of Mr. Kaplan and Mr. Cless. To the extent required by Section 162(m) of the Code, grants under the 1997 Stock Option Plan will be approved by at least two non-employee directors of the Company.

   The purpose of the 1997 Stock Option Plan is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and by retaining the association of these individuals.

   The 1997 Stock Option Plan provides for the grant of options and other awards of up to 531,500 shares of Class A Common Stock. In the discretion of the Option Committee, shares of Class A Common Stock subject to an award under the 1997 Stock Option Plan that remain unissued upon termination of such award, are forfeited or are received by the Company as consideration for the exercise or payment of an award shall become available for additional awards under the 1997 Stock Option Plan.

   In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or similar event, the Option Committee will adjust the aggregate number of shares of Class A Common Stock subject to the 1997 Stock Option Plan, the number of shares available for awards and subject to outstanding awards and the exercise price per share, and other terms of outstanding awards.

   The Board of Directors or Option Committee may amend, modify or discontinue the 1997 Stock Option Plan at any time, except if such amendment (i) impairs the rights of a participant without the participant's consent, or (ii) would disqualify the 1997 Stock Option Plan from the exemption provided by Rule 16b-3 under the Exchange Act. Amendments may be subject to stockholder approval under applicable law. Any amendment by the Option Committee is subject to approval of the Board of Directors. The Option Committee may amend the terms of any award granted under the 1997 Stock Option Plan (other than to decrease the option price), subject to the consent of a participant if such amendment impairs the rights of such participant unless such amendment is necessary for the option or the 1997 Stock Option Plan to qualify for the exemption provided by Rule 16b-3 under the Exchange Act.

AWARDS UNDER THE 1997 STOCK OPTION PLAN
   STOCK OPTIONS. Options to purchase no more than 100,000 shares of Class A Common Stock may be granted to any one participant in any fiscal year. Subject to such limitation, the Option Committee shall determine the number of shares of Class A Common Stock subject to the options to be granted to each participant. The Option Committee may grant non-qualified stock options, incentive stock options or a combination thereof to a participant. Only persons who on the date of the grant are employees of the Company or any parent or a subsidiary of the Company may be granted options which qualify as incentive stock options.
Options granted under the 1997 Stock Option Plan will provide for the purchase of Class A Common Stock at prices determined by the Option Committee, but in no event will an option intended as an incentive stock option be granted at less than fair market value on the date of grant. When incentive stock options are granted to an individual who owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of fair market value. No non-qualified stock option or incentive stock option shall be exercisable later than the tenth anniversary date of its grant. In the case of an incentive stock option granted to a participant who owns more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, such option shall not be exercisable later than the fifth anniversary date of its grant. No incentive stock option shall be granted later than the tenth anniversary date of the adoption of the 1997 Stock Option Plan or its approval by the stockholders of the Company, whichever is earlier.

   Options granted under the 1997 Stock Option Plan shall be exercisable at such times and subject to such terms and conditions set forth in the 1997 Stock Option Plan and as the Option Committee shall determine or provide in an option agreement. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or if such transfer is permitted by Rule 16b-3 without liability under applicable law and is consistent with the use of Commission Form S-8. Otherwise, options shall be exercisable only by the participant during such participant's lifetime. The option exercise price shall be payable by the participant (i) in cash, (ii) in shares of Common Stock having a fair market value equal to the exercise price, (iii) by delivery of a note or other evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, or (vi) by any combination of the foregoing. Upon termination of a participant's employment with the Company due to death or Disability (as defined in the 1997 Stock Option Plan), all of such participant's unexpired and unexercised options shall be exercisable for the shorter of (a) their remaining term or (b) 90 days after either (i) in the case of a participant's Disability, termination of employment or (ii) in the case of a participant's death, the date of the appointment of a Representative (as defined in the 1997 Stock Option
Plan) or such other period as the Option Committee may determine. If a particpant retires or if a participant involuntarily ceases to be an employee of the Company (other than due to death, Disability or as a result of termination for Cause), all of such participant's options shall terminate, except that, to the extent such options are then exercisable, such options may be exercised for the shorter of their remaining terms or 90 days (or such shorter period as the Option Committee may specify) after termination of employment. If a participant voluntarily ceases to be an employee of the Company (other than due to retirement) or is terminated as a result of Cause (as defined in the Plan), all of such participant's outstanding options shall terminate 30 days (or such shorter period as the Option Committee may specify) after termination of employment.

   Upon receipt of a notice from a participant to exercise an option, the Option Committee may elect to cash out all or part of any such option by paying the participant, in cash or shares of Class A Common Stock, the following amount:
(i) the excess of the fair market value of the Class A Common Stock subject to the unexercised option over the option price, multiplied by (ii) the number of shares of Class A Common Stock for which the option is to be exercised.

   DIVIDEND EQUIVALENTS. The Option Committee is authorized to grant dividend equivalents conferring on participants the right to receive cash, shares of Class A Common Stock, or other property equal in value to dividends paid on a specified number of shares of Class A Common Stock under an option. Dividend equivalents may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Class A Common Stock or other investment vehicles as specified by the Option Committee.

CHANGES IN CONTROL
   Upon the occurrence of a Change in Control (as hereinafter defined), all unexercised stock options shall become immediately exercisable, to the extent provided by the Option Committee in an award agreement or otherwise. In addition, unless the Option Committee provides otherwise in an option agreement, after the Change in Control a participant shall have the right, by giving notice during the 60-day period from and after a Change in Control to the Company, to surrender all or part of the outstanding awards and receive in cash from the Company the following amount for each award: (i) the excess of the Change in Control Price over the exercise price of the award, multiplied by (ii) the number of shares of Class A Common Stock subject to the award. The "Change in Control Price" is the higher of (i) the highest reported sales price of a share of Class A Common Stock in any transaction reported on the principal exchange on which such shares are listed or on the Nasdaq National Market during the 60-day period prior to the Change of Control, or (ii) if the Change in Control event is a tender offer, merger or other reorganization, the highest price to be paid per share of Class A Common Stock in such transaction.

   For purposes of the 1997 Stock Option Plan, a "Change in Control" shall be deemed to have occurred if (i) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of stock representing more than the greater of (a) 25% of the combined voting power of the Company's then outstanding securities or (b) the percentage of the combined voting power of the Company's then outstanding securities which equals (1) 10% plus (2) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the effective date of the 1997 Stock Option Plan; (ii)(a) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (b) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (iii) the stockholders of the Company approve a plan of liquidation of the Company; or (iv) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES
   The following summary of tax consequences with respect to the awards granted under the 1997 Stock Option Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

NON-QUALIFIED STOCK OPTIONS
   PARTICIPANT. Generally, a Participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such Option, the excess of the fair market value of the shares of Class A Common Stock subject to the non-qualified stock option on the date of exercise over the exercise price will be taxable to the Participant as ordinary income. The Participant will have a capital gain (or loss) upon the subsequent sale of the shares of Class A Common Stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of Class A Common Stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will commence on the date the non-qualified stock option is exercised.

   TAX WITHHOLDING. The amount of income that is taxable to a Participant upon the exercise of a non-qualified stock option will be treated as compensation income. Accordingly, such amount will be subject to applicable withholding of Federal, state and local income taxes and Social Security taxes.

   IF THE PARTICIPANT USES COMPANY STOCK TO PAY THE OPTION EXERCISE PRICE. If the Participant who exercises a non-qualified stock option pays the exercise price by tendering shares of Class A Common Stock and receives back a larger number of shares of Class A Common Stock, the Participant will realize taxable income in an amount equal to the fair market value of the additional shares of Class A Common Stock received on the date of exercise, less any cash paid in addition to the shares of Class A Common Stock tendered. Upon a subsequent sale of the Class A Common Stock received, the number of shares of

Class A Common Stock equal to the number delivered as payment of the exercise price will have a tax basis equal to that of the shares of Class A Common Stock originally tendered. The additional newly-acquired shares of Class A Common Stock obtained upon exercise of the non-qualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

   THE COMPANY. The Company generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

INCENTIVE STOCK OPTIONS
   PARTICIPANT. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an incentive stock option is granted. Upon exercise of the incentive stock option, the participant will incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable). If the participant transfers shares of Class A Common Stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of Class A Common Stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price, and will have long-term or short-term capital gain (or loss) in an amount equal to the difference between the sale price of the shares of Class A Common Stock and the fair market value of such shares on the date of exercise. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will be not more than the difference between the sale price and the exercise price. If the participant transfers the shares of Class A Common Stock after the expiration of the Holding Period, he or she will recognize income taxable at the capital gains tax rate on the difference between the sale price and the exercise price.

   TAX WITHHOLDING. If the participant makes any disqualifying disposition prior to the completion of the Holding Period with respect to shares of Class A Common Stock acquired upon the exercise of an Incentive Stock Option granted under the Plan, then such participant must remit to the Company an amount sufficient to satisfy all Federal, state, and local withholding taxes thereby incurred.

   IF THE PARTICIPANT USES CLASS A COMMON STOCK TO PAY THE OPTION EXERCISE PRICE. If a participant who exercises an incentive stock option pays the option exercise price by tendering shares of Class A Common Stock, such participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), provided any Holding Period requirement for the tendered shares is met. If the tendered stock was subject to the Holding Period requirement when tendered, payment of the exercise price with such stock constitutes a disqualifying disposition. If the participant pays the exercise price by tendering shares of Class A Common Stock and the participant receives back a larger number of shares, under proposed Treasury Regulations, the participant's basis in the number of shares of newly acquired stock equal to the number of the shares delivered as payment of the exercise price will have a tax basis equal to that of the shares originally tendered, increased, if applicable, by any amount included in the participant's gross income as compensation. The additional newly acquired shares obtained upon exercise of the option will have a tax basis of zero. All Class A Common Stock acquired upon exercise will be subject to the Holding Period requirement, including the number of shares equal to the number tendered to pay the exercise price. Any disqualifying disposition will be deemed to be a disposition of Class A Common Stock with the lowest basis.

   THE COMPANY. The Company is not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Class A Common Stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the Class A Common Stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, the Company generally is entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

PARACHUTE PAYMENTS
   In the event any payments or rights accruing to a participant upon a Change in Control, or any other payments awarded under the 1997 Stock Option Plan, constitute "parachute payments" under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.


                                      PROPOSAL 4

            APPROVAL OF THE 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

   The stockholders are asked to consider and vote to approve the 1997 Director Plan. The Company's Board of Directors adopted the 1997 Director Plan, effective February 11, 1997. The Company has reserved 77,000 shares of Class A Common Stock for issuance under the 1997 Director Plan.

   Stockholder approval of the 1997 Director Plan is sought to qualify the Plan under Rule 16b-3 of the Act and thereby render certain transactions under the Plan exempt from certain provisions of Section 16 of the Exchange Act.

   The following is a brief summary of certain provisions of the 1997 Director Plan.

GENERAL
   The 1997 Director Plan provides for the issuance of options to purchase up to 77,000 shares of Class A Common Stock, which shares are reserved and available for purchase upon the exercise of options granted under the 1997 Director Plan. Only directors who are not employees or officers of the Company are eligible to participate in the 1997 Director Plan.
The 1997 Director Plan is administered by the Option Committee.

   Under the 1997 Director Plan, each non-employee director was granted, on the effective date of the plan, an option to purchase 15,000 shares of Class A Common Stock, and each non-employee director subsequently elected to the Board will be granted an option to purchase 15,000 shares of Class A Common Stock on the date of his or her election. Options granted under the 1997 Director Plan provide for the purchase of Class A Common Stock at a price equal to the fair market value on the date of the grant. If there are not sufficient shares remaining and available to all non-employee directors eligible for an automatic grant at the time at which an automatic grant would otherwise be made, then each eligible non-employee director shall receive an option to purchase a pro rata number of shares.

   Unless otherwise provided in an option agreement, options granted under the 1997 Director Plan shall become exercisable in five equal increments on the date of the grant and on each of the first four anniversaries thereof. If any options under the 1997 Director Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved for grant will revert to the status of available shares. All options expire on the earlier to occur of (a) ten years following the grant date or (b) the second anniversary of the termination of the non-employee director's directorship for any reason other than due to death or Disability (as defined in the 1997 Director Plan). Upon termination of a participant's employment with the Company due to death or Disability, all of such participant's unexpired and unexercised options shall be exercisable for the shorter of (a) their remaining term or (b) 90 days following either (i) in the case of a participant's Disability, the date the participant ceases to be a non-employee director or (ii) in the case of a participant's death, the date of the appointment of a Representative (as defined in the 1997 Director Plan) or such other period as the Option Committee may determine. Except as provided in any option agreement, options may only be transferred under the laws of descent and distribution or if such transfer is permitted by Rule 16b-3 without liability under applicable law and is consistent with the use of Commission Form S-8. Otherwise, options shall be exercisable only by the director during such director's lifetime.

   The option exercise price is payable by the director (i) in cash, (ii) in shares of Class A Common Stock having a fair market value equal to the exercise price, (iii) by delivery of a note or other evidence of indebtedness, (iv) by authorizing the Company to retain shares of Common Stock having a fair market value equal to the exercise price, (v) by "cashless exercise" as permitted under the Federal Reserve Board's Regulation T, (vi) by certifying ownership of shares of Class A Common Stock to the satisfaction of the Option Committee for later delivery to the Company as specified by the Option Committee, or (vii) by any combination of the foregoing.

   In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or similar event, the Option Committee will adjust the aggregate number of shares of Class A Common Stock subject to the 1997 Director Plan, the number of shares available for awards and subject to outstanding awards and the exercise price per share, and other terms of outstanding awards.

   The Board of Directors or the Option Committee may amend the 1997 Director Plan, subject to stockholder approval if required by applicable law. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder, nor may an amendment be made in any manner which fails to comply with Rule 16b-3(c)(2)(ii) under the Exchange Act. In addition, any amendment by the Option Committee is subject to approval by the Board of Directors.

DISCUSSION OF FEDERAL INCOME TAX CONSEQUENCES
   The following summary of tax consequences with respect to options under the 1997 Director Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

   A director granted an option under the 1997 Director Plan does not recognize taxable income upon grant, and the Company is not entitled to a deduction for Federal income tax purposes upon such grant. Upon exercise of an option, participants generally will be taxed at ordinary income tax rates on the difference between the exercise price of the option and the fair market value of the Class A Common Stock issued thereunder. In determining the amount of the difference, the fair market value will be determined on the date of exercise. The Company will receive a corresponding deduction for the amount of income recognized by a participant upon exercise of an option. Any gain or loss realized upon the subsequent sale of the Class A Common Stock issued upon exercise of the option (measured by the difference between the fair market value, determined or utilized by the optionee as described above, and the sale price) will be taxed at either long-term or short-term capital gain (or loss) rates, depending on the selling stockholder's holding period. Such subsequent sale would have no tax consequences for the Company.

                                      PROPOSAL 5

                       RATIFICATION OF APPOINTMENT OF AUDITORS

          The Company's Board of Directors has appointed KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company's financial statements for the fiscal year ending December 31, 1997. KPMG Peat Marwick LLP has acted as auditors for the Company since July 1991.

   The Board has determined to afford stockholders the opportunity to express their opinions on the matter of auditors for the Company, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board's appointment of KPMG Peat Marwick LLP. If this proposal does not receive the affirmative vote of a majority of the votes cast affirmatively or negatively at the Annual Meeting, in person or by proxy, the Board of Directors will interpret this as an instruction to seek other auditors. The Board of Directors recommends that the stockholders vote to ratify the appointment of KPMG Peat Marwick LLP as auditors for the fiscal year ending December 31, 1997.

   It is expected that representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and available to respond to questions. Such representatives will be given an opportunity to make a statement if they desire to do so.

                                    OTHER MATTERS

        SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company will also request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for an election of directors in the absence of a contest.

   PROPOSALS OF STOCKHOLDERS -- To be considered at the 1998 Annual Meeting, stockholder proposals must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to April 28, 1998.

   OTHER BUSINESS -- The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those enumerated in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the meeting, however, it is intended that the persons named in the proxy will vote as directed by the Board of Directors.

   ANNUAL REPORT TO STOCKHOLDERS -- The Company's Annual Report to Stockholders, together with the Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

   ANNUAL REPORT ON FORM 10-K -- The Company will furnish without charge a copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission, upon the written request of any person who is a stockholder as of the record date. Requests for such materials should be directed to Zebra Technologies Corporation, 333 Corporate Woods Parkway, Vernon Hills, Illinois 60061, Attention: Charles R. Whitchurch.

                             By Order of the Board of Directors

                             Gerhard Cless
                             SECRETARY

                                    FORM OF

                        ZEBRA TECHNOLOGIES CORPORATION

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          EFFECTIVE FEBRUARY 11, 1997

                              TABLE OF CONTENTS


                                                                        PAGE

ARTICLE I

ESTABLISHMENT..............................................................  1
      1.1   Purpose........................................................  1

ARTICLE II

DEFINITIONS................................................................  1
      2.1   Affiliate......................................................  1
      2.2   Agreement or Option Agreement..................................  1
      2.3   Board of Directors or Board....................................  1
      2.4   Change in Control..............................................  1
      2.5   Code or Internal Revenue Code..................................  2
      2.6   Commission.....................................................  2
      2.7   Committee......................................................  2
      2.8   Common Stock...................................................  2
      2.9   Company........................................................  2
      2.10  Director.......................................................  2
      2.11  Disability.....................................................  3
      2.12  Effective Date.................................................  3
      2.13  Exchange Act...................................................  3
      2.14  Fair Market Value..............................................  3
      2.15  Grant Date.....................................................  3
      2.16  NASDAQ.........................................................  3
      2.17  Option.........................................................  3
      2.18  Option Period..................................................  4
      2.19  Option Price...................................................  4
      2.20  Participant....................................................  4
      2.21  Plan...........................................................  4
      2.22  Public Offering................................................  4
      2.23  Representative.................................................  4
      2.24  Rule 16b-3 or Rule 16a-1(c)(3).................................  4
      2.25  Securities Act.................................................  4

ARTICLE III

ADMINISTRATION.............................................................  5
      3.1   Committee Structure and Authority..............................  5

ARTICLE IV

STOCK SUBJECT TO PLAN......................................................  5
      4.1   Number of Shares...............................................  5
      4.2   Release of Shares..............................................  6
      4.3   Restrictions on Shares.........................................  6
      4.4   Reasonable Efforts To Register.................................  6
      4.5   Adjustments....................................................  7
      4.6   Limited Transfer During Offering...............................  7

ARTICLE V

OPTIONS....................................................................  7
      5.1   Eligibility....................................................  7
      5.2   Grant and Exercise.............................................  7
      5.3   Terms and Conditions...........................................  8
      5.4   Termination....................................................  9

ARTICLE VI

MISCELLANEOUS..............................................................  9
      6.1   Amendments and Termination.....................................  9
      6.2   General Provisions............................................. 10
      6.3   Special Provisions Regarding a Change in Control............... 11
      6.4   Delay.......................................................... 12
      6.5   Headings....................................................... 12
      6.6   Severability................................................... 12
      6.7   Successors and Assigns......................................... 12
      6.8   Entire Agreement............................................... 13

                       ZEBRA TECHNOLOGIES CORPORATION

                  NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                 ARTICLE I

                               ESTABLISHMENT

      1.1 PURPOSE. The Zebra Technologies Corporation Non-employee Directors' Stock Option Plan ("Plan") is hereby established by Zebra Technologies Corporation ("Company"), effective February 11, 1997 ("Effective Date"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees, to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan and the grant of Options hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company to the extent required for an application of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and if such approval is not obtained, then the Plan and all Options granted thereunder shall be null and void AB INITIO.


                                 ARTICLE II

                                DEFINITIONS

      For purposes of the Plan, the following terms are defined as set forth below:

      2.1 "AFFILIATE" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company, including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

      2.2 "AGREEMENT" or "OPTION AGREEMENT" means, individually or collectively, any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

      2.3 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

      2.4 A "CHANGE IN CONTROL" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of stock representing more than the greater of (i) twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) the percentage of the combined voting power of the Company's then outstanding securities which equals (a) ten percent (10%) plus (b) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the Effective Date; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

      2.5   "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue
Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

      2.6 "COMMISSION" means the Securities and Exchange Commission or any successor agency.

      2.7 "COMMITTEE" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

      2.8 "COMMON STOCK" means the shares of the Class A Common Stock, par value $.01 per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

      2.9 "COMPANY" means Zebra Technologies Corporation and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

      2.10 "DIRECTOR" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

      2.11 "DISABILITY" means a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

      2.12  "EFFECTIVE DATE" means February 11, 1997.

      2.13 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      2.14 "FAIR MARKET VALUE" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

            (a) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

            (b) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

            (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

      2.15 "GRANT DATE" means the date as of which an Option is granted pursuant to the Plan.

      2.16 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

      2.17 "OPTION" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

      2.18 "OPTION PERIOD" means the period during which the Option shall be exercisable in accordance with the Agreement and Article V.

      2.19 "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 5.3.

      2.20 "PARTICIPANT" means a Director to whom an Option has been granted under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants; a partnership the interests in which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Director.

      2.21 "PLAN" means the Zebra Technologies Corporation Non-employee Directors' Stock Option Plan, as herein set forth and as may be amended from time to time.

      2.22 "PUBLIC OFFERING" means the initial public offering of shares of Common Stock under the Securities Act.

      2.23 "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

      2.24 "RULE 16B-3" or "RULE 16A-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

      2.25 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                ARTICLE III

                               ADMINISTRATION

      3.1 COMMITTEE STRUCTURE AND AUTHORITY. The Plan shall be administered by the Committee which, except as provided herein, shall be comprised of one or more persons. The Committee shall be the Option Committee of the Board of Directors, unless such committee does not exist or the Board establishes another committee whose purpose is the administration of the Plan. In the absence of an appointment, the Board shall be the Committee; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

      The Committee shall have the authority, subject to (i) the terms of the Plan and (ii) the limitations of Rule 16b-3, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

      Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to DE NOVO review if challenged in court.


                                ARTICLE IV

                           STOCK SUBJECT TO PLAN

    4.1 NUMBER OF SHARES. Subject to the adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under the Plan shall be seventy-seven thousand (77,000) shares of

Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      4.2   RELEASE OF SHARES.   The Committee shall have full authority to
determine the number of shares of Common Stock available for Stock Options, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to Stock Options, any shares of Common Stock subject to any Stock Options that are forfeited, any Stock Options that otherwise terminate without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of a Stock Option, including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Options to a particular Participant under applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

      4.3 RESTRICTIONS ON SHARES. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, NASDAQ or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

      4.4 REASONABLE EFFORTS TO REGISTER. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its reasonable efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

      4.5 ADJUSTMENTS. In the event of a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

      4.6 LIMITED TRANSFER DURING OFFERING. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.


                                 ARTICLE V

                                 OPTIONS

      5.1 ELIGIBILITY. Each Director shall be granted Options to purchase shares of Common Stock as provided herein.

      5.2 GRANT AND EXERCISE. Each person who is a Director on the effective date of a Public Offering shall become a Participant and shall be granted an Option to purchase fifteen thousand (15,000) shares of Common Stock without further action by the Board or the Committee. Each person who is subsequently elected as a Director shall become a Participant and shall, on his date of election and on each anniversary thereof for so long as such person remains a Director, without further action by the Board or the Committee, be granted an option to purchase fifteen thousand (15,000) shares of Common Stock. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

      5.3 TERMS AND CONDITIONS. Options shall be subject to such terms and conditions as shall be determined by the Committee, including in each case the following:

      (a) OPTION PERIOD. The Option Period of each Option shall be ten (10) years.

      (b) OPTION PRICE. The Option Price per share of the Common Stock purchasable under an Option shall be the Fair Market Value as of the Grant Date.

      (c) EXERCISABILITY. Unless an alternative time is specified in an Agreement, and subject to the provisions of Section 6.3, Options shall become exercisable in five equal annual installments on the Grant Date and each of the first four anniversaries thereof. An Option only shall be exercisable during the Option Period.

      (d)   METHOD OF EXERCISE.  Subject to the provisions of this Article
V, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by certifying ownership of shares of Common Stock by the Participant to the satisfaction of the Committee for later delivery to the company as specified by the committee; or (vi) by any combination of the foregoing or by any other method permitted by the Committee.

      (e) NONTRANSFERABILITY OF OPTIONS. Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

      5.4 TERMINATION. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant ceases to be a Director due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety (90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant ceases to be a Director due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date the Participant ceases to be a Director or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following the date the Participant ceases to be a Director due to Disability shall not affect the foregoing.

      Unless otherwise provided in an Agreement or determined by the Committee, if a Participant's directorship is terminated for any reason other than due to Participant's death or Disability, any Option held by such Participant shall terminate upon the second anniversary of the date the Participant first ceased to hold the position of Director. Unless otherwise provided in an Agreement, the death or Disability of a Participant after a termination of Directorship otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.


                                 ARTICLE VI

                               MISCELLANEOUS

      6.1 AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option theretofore granted, without the Participant's consent, except such an amendment
(a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, (c) to prevent the Plan from being disqualified from the exemption provided by Rule 16b-3, or (d) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

      The Committee may amend the Plan at any time subject to the same limitations (and exceptions to limitations) as applied to the Board and further subject to any approval or limitations the Board may impose.

      The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3, avoid an expense charge to the Company or an Affiliate or qualify for a deduction. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in section (c)(2)(ii) of Rule 16b-3.

      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting is available.

      6.2   GENERAL PROVISIONS.

      (a) REPRESENTATION. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

      (b) WITHHOLDING. If determined to be required to protect the Company, no later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

      (c) CONTROLLING LAW. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

      (d) OFFSET. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

      (e) FAIL-SAFE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

      6.3 SPECIAL PROVISIONS REGARDING A CHANGE IN CONTROL. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control:

      (a) Any Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

      (b) The Committee shall have full discretion, notwithstanding anything herein or in an Option Agreement to the contrary, to do any or all of the following with respect to an outstanding Stock Option:

                  (1) To cause any Stock Option to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

                  (2) To provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

                  (3) To grant the Participant by giving notice during a pre-set period to surrender all or part of a Stock Option to the Company and to receive cash in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 6.3(c)) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Option per share of Common Stock under the Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Option;

                  (4) To require the assumption of the obligation of the Company under the Plan subject to appropriate adjustment; and

                  (5) To take any other action the Committee determines to take.

      (c) For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

      6.4 DELAY. If at the time, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan, to the extent necessary to avoid the imposition of liability, shall be suspended and delayed during the period the Participant would be subject to such liability.

      6.5 HEADINGS. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

      6.6 SEVERABILITY. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

      6.7 SUCCESSORS AND ASSIGNS. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

      6.8 ENTIRE AGREEMENT. The Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

      Executed on this ____ day of _________________, 1997.


                                    ZEBRA TECHNOLOGIES CORPORATION


                                    By:
                                          ----------------------------------
                                          Edward L. Kaplan
                                          Chief Executive Officer

                                   FORM OF

                        ZEBRA TECHNOLOGIES CORPORATION

                                    1997

                               Stock Option Plan

                              TABLE OF CONTENTS

                                                                        PAGE

ARTICLE I

ESTABLISHMENT..............................................................P-5
      1.1     Purpose......................................................P-5

ARTICLE II

DEFINITIONS................................................................P-5
      2.1     "Affiliate"..................................................P-5
      2.2     "Agreement" .................................................P-5
      2.3     "Beneficiary"................................................P-5
      2.4     "Board of Directors" or "Board"..............................P-6
      2.5     "Cause"......................................................P-6
      2.6     "Change in Control" and "Change in Control Price"............P-6
      2.7     "Code" or "Internal Revenue Code"............................P-6
      2.8     "Commission".................................................P-6
      2.9     "Committee"..................................................P-6
      2.10    "Common Stock"...............................................P-6
      2.11    "Company"....................................................P-6
      2.12    "Covered Employee"...........................................P-7
      2.13    "Disability".................................................P-7
      2.14    "Dividend Equivalent"........................................P-7
      2.15    "Effective Date".............................................P-7
      2.16    "Exchange Act"...............................................P-7
      2.17    "Fair Market Value"..........................................P-7
      2.18    "Grant Date".................................................P-8
      2.19    "Incentive Stock Option".....................................P-8
      2.20    "NASDAQ".....................................................P-8
      2.21    "Non-Qualified Stock Option".................................P-8
      2.22    "Option Period"..............................................P-8
      2.23    "Option Price"...............................................P-8
      2.24    "Participant"................................................P-8
      2.25    "Plan".......................................................P-8
      2.26    "Representative".............................................P-8
      2.27    "Retirement".................................................P-9
      2.28    "Rule 16b-3" and "Rule 16a-1(c)(3)"..........................P-9
      2.29    "Securities Act".............................................P-9
      2.30    "Stock Option" or "OPTION..".................................P-9
      2.31    "Termination of Employment"..................................P-9
      2.32    "Transfer"...................................................P-9

ARTICLE III

ADMINISTRATION............................................................P-10

      3.1     Committee Structure and Authority...........................P-10

ARTICLE IV

STOCK SUBJECT TO PLAN.....................................................P-12
      4.1     Number of Shares............................................P-12
      4.2     Release of Shares...........................................P-12
      4.3     Restrictions on Shares......................................P-12
      4.4     Stockholder Rights..........................................P-13
      4.5     Best Efforts To Register....................................P-13
      4.6     Anti-Dilution...............................................P-13

ARTICLE V

ELIGIBILITY...............................................................P-14
      5.1     Eligibility.................................................P-14

ARTICLE VI

STOCK OPTIONS.............................................................P-14
      6.1     General.....................................................P-14
      6.2     Grant and Exercise..........................................P-15
      6.3     Terms and Conditions........................................P-15
      6.4     Termination by Reason of Death..............................P-17
      6.5     Termination by Reason of Disability.........................P-17
      6.6     Other Termination...........................................P-18
      6.7     Cashing Out of Option.......................................P-18
      6.8     Dividend Equivalents........................................P-18

ARTICLE VII

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN....................P-18
      7.1     Limited Transfer During Offering............................P-18
      7.2     Committee Discretion........................................P-19
      7.3     No Company Obligation.......................................P-19

ARTICLE VIII

CHANGE IN CONTROL PROVISIONS..............................................P-19
      8.1     Impact of Event.............................................P-19
      8.3     Change in Control Price.....................................P-21

ARTICLE IX

MISCELLANEOUS.............................................................P-21
      9.1     Amendments and Termination..................................P-21
      9.2     Stand-Alone, Additional, Tandem, and Substitute Options.....P-22
      9.3     Form and Timing of Payment Under Options; Deferrals.........P-22
      9.4     Status of Options Under Code Section 162(m).................P-22
      9.5     Unfunded Status of Plan; Limits on Transferability..........P-23
      9.6     General Provisions..........................................P-23
      9.7     Mitigation of Excise Tax....................................P-24
      9.8     Rights with Respect to Continuance of Employment............P-25
      9.9     Options in Substitution for Options Granted by Other
              Corporations................................................P-25
      9.10    Procedure for Adoption......................................P-25
      9.11    Procedure for Withdrawal....................................P-25
      9.12    Delay.......................................................P-26
      9.13    Headings....................................................P-26
      9.14    Severability................................................P-26
      9.15    Successors and Assigns......................................P-26
      9.16    Entire Agreement............................................P-26

            ZEBRA TECHNOLOGIES CORPORATION 1997 STOCK OPTION PLAN


                                  ARTICLE I

                                ESTABLISHMENT

      1.1    PURPOSE.

      The Zebra Technologies Corporation 1997 Stock Option Plan ("Plan") is hereby established by Zebra Technologies Corporation ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Options (as defined herein) hereunder shall be null and void AB INITIO. The Plan is adopted, subject to stockholder approval, effective as of February 11, 1997.


                                  ARTICLE II

                                 DEFINITIONS

      For purposes of the Plan, the following terms are defined as set forth below:

      2.1 "AFFILIATE" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

      2.2 "AGREEMENT" means, individually or collectively, any Stock Option Agreement entered into pursuant to the Plan.

      2.3 "BENEFICIARY" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Options or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

      2.4 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Company.

      2.5 "CAUSE" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or omission which the Company believes is of a criminal nature, and the result of which the Company believes is detrimental to the interests of the Company or an Affiliate; (b) the material breach of a fiduciary duty owing to the Company, including without limitation, fraud and embezzlement' or (c) conduct or the omission of conduct on the part of the Participant which constitutes a material breach of any statutory or common-law duty of loyalty to the Company or its Affiliate.

      2.6 "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 8.2 and 8.3, respectively.

      2.7    "CODE" or "INTERNAL REVENUE CODE" means the Internal Revenue
Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

      2.8 "COMMISSION" means the Securities and Exchange Commission or any successor agency.

      2.9 "COMMITTEE" means the Option Committee of the Board and/or such other Board committee as may be designated by the Board to administer the Plan; PROVIDED, HOWEVER, that insofar as a Committee is responsible for granting Options to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 and each of whom is also an "outside director" under Section 162(m) of the Code.

     2.10 "COMMON STOCK" means the shares of the Company's Class A Common Stock, $.01 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

     2.11 "COMPANY" means Zebra Technologies Corporation and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.12 "COVERED EMPLOYEE" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

     2.13 "DISABILITY" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.14 "DIVIDEND EQUIVALENT" means a right, granted to a Participant under Section 6.8, to receive cash, Common Stock, other Options or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

     2.15   "EFFECTIVE DATE" means February 11, 1997.

     2.16 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.17 "FAIR MARKET VALUE" means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

            (a) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

            (b) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bit and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations wee reported), or the most recent preceding date for which such quotations are reported; and

            (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

     2.18 "GRANT DATE" means the date as of which an Agreement is entered into pursuant to the Plan.

     2.19 "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.20 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

     2.21 "NON-QUALIFIED STOCK OPTION" means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

     2.22 "OPTION PERIOD" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

     2.23 "OPTION PRICE" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

     2.24 "PARTICIPANT" means a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Option was originally granted.

     2.25 "PLAN" means the Zebra Technologies Corporation 1997 Stock Option Plan, as herein set forth and as may be amended from time to time.

     2.26 "REPRESENTATIVE" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.27 "RETIREMENT" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.28 "RULE 16b-3" and "RULE 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

     2.29 "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     2.30 "STOCK OPTION" or "OPTION" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

     2.31 "TERMINATION OF EMPLOYMENT" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any subsidiary of the Company, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or a subsidiary of the Company, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its subsidiaries of all businesses owned or operated by the Company or its subsidiaries. With respect to any person who is not an employee with respect to the Company or a subsidiary of the Company, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to a subsidiary, or from a subsidiary to the Company, will not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by a subsidiary of the company if the subsidiary shall cease to be a subsidiary and the Participant shall not immediately thereafter become an employee of the Company or a subsidiary of the Company.

     2.32 "TRANSFER" means any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                 ARTICLE III

                                ADMINISTRATION

      3.1 COMMITTEE STRUCTURE AND AUTHORITY. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two directors designated by the Board of Directors. For purposes of this Plan, (a) "Non-Employee" has the meaning under the tests for the Plan under the rules and regulations adopted by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934 and (b) "outside" has the meaning under the tests for "outside director" under the Regulations adopted by the Internal Revenue Service relating to Section 162(m) of the Code, or any successor provision, including all of the transition rules thereunder. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. This Plan is intended to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934 and to qualify as performance-based compensation under Section 162(m) of the Code and shall be interpreted in such a way as to result in such qualification. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

      Among other things, the Committee shall have the authority, (i) subject to the terms of the Plan, and (ii) subject to the approval of the Board (to the extent required to qualify an option granted hereunder for exemption under
Section 16(b) of the Exchange Act and as "performance-based compensation" under
Section 162(m) of the Code):

            (a) to select those persons to whom Options may be granted from time to time;

            (b) to determine whether and to what extent Options are to be granted hereunder;

            (c) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

            (d) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Option, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

            (e) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Section 9.1;

            (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Option shall be deferred;

            (g) to determine under what circumstances an Option may be settled in cash or Common Stock;

            (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

            (i) to determine whether a Participant has a Disability or a Retirement;

            (j) to determine what securities law requirements are applicable to the Plan, Options and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

            (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

            (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

            (m) to require, as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

            (n) to determine whether and with what effect a Participant has incurred a Termination of Employment;

            (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

            (p) to determine the restrictions or limitations on the transfer of Common Stock;

            (q) to determine whether an Option is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

            (r) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

            (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

            (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

      Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Option, may be made at the time of the grant of the Option or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to DE NOVO review if challenged in court.


                                 ARTICLE IV

                           STOCK SUBJECT TO PLAN

      4.1 NUMBER OF SHARES. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Options under the Plan shall be 531,500 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      4.2 RELEASE OF SHARES. Subject to Section 6.3(f), if any shares of Common Stock that are subject to any Option cease to be subject to an Option or are forfeited, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Options under the Plan.

      4.3 RESTRICTIONS ON SHARES. Shares of Common Stock issued as or in conjunction with an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

      4.4 STOCKHOLDER RIGHTS. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

      4.5 BEST EFFORTS TO REGISTER. The Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option.

      4.6 ANTI-DILUTION. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and performance conditions and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Options under Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.


                                  ARTICLE V

                                 ELIGIBILITY

      5.1 ELIGIBILITY. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Options shall be those persons who are directors, officers, and employees of the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Options and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Option, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate in writing any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in this Plan (and members of the Committee are expressly excluded from participation in the Plan).

                                  ARTICLE VI

                                 STOCK OPTIONS

      6.1   GENERAL.  The Committee shall have authority to grant Stock
Options under the Plan at any time or from time to time. Stock Options may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Option Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price. During any calendar year, Options to purchase no more than 100,000 shares of Common Stock shall be granted to any Participant.

      6.2 GRANT AND EXERCISE. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such
Section 422.

      6.3 TERMS AND CONDITIONS. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (a) OPTION PERIOD. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

            (b)   OPTION PRICE.  The Option Price per share of the Common
      Stock purchasable under an Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

            (c) EXERCISABILITY. Subject to Section 7.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may, to the extent such waiver will not cause the Option income to fail to be deductible under Section 162 (m), at any time waive such installment exercise provisions, in whole or in part, and, subject to the foregoing, may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

            (d)   METHOD OF EXERCISE.  Subject to the provisions of this
      Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made.

            (e) COMPANY LOAN OR GUARANTEE. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                  (i) lend to the Participant an amount equal to such portion of the Option Price as the Committee may determine; or

                 (ii) guarantee a loan obtained by the Participant from a third-party for the purpose of tendering the Option Price.

      The terms and conditions of any loan or guarantee, including the term, interest rate and any security interest thereunder and whether the loan shall be with recourse, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

            (f) NON-TRANSFERABILITY OF OPTIONS. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 or does not result in liability to any Participant and except as otherwise provided by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Option's intended status as an Incentive Stock Option (as applicable).

      6.4 TERMINATION BY REASON OF DEATH. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety
(90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

      6.5 TERMINATION BY REASON OF DISABILITY. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      6.6 OTHER TERMINATION. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. If the Participant incurs a Termination of Employment which is voluntary on the part of the Participant (and is not due to Retirement) the Option shall terminate 30 days after such Termination. If the Participant's Termination of Employment is for Cause, the Option shall terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

      6.7 CASHING OUT OF OPTION. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option with respect to which Option at least six months have elapsed since the Grant Date (provided that such limitation shall not apply to an Option granted to a Participant who has subsequently died) to be exercised by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash-out. Cash-outs relating to Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the provisions of Rule 16b-3, to the extent applicable, and, in the case of cash-outs of Non-Qualified Stock Options held by such Participants, the Committee may determine Fair Market Value under the pricing rule set forth in the Plan.

      6.8   DIVIDEND EQUIVALENTS.  The Committee is authorized to grant
Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock under Option. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

                                ARTICLE VII

           PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

     7.1 LIMITED TRANSFER DURING OFFERING. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

     7.2 COMMITTEE DISCRETION. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the purchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article VII shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article VII, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

     7.3 NO COMPANY OBLIGATION. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock or an Option from such holder in accordance with the terms hereof.


                                 ARTICLE VIII

                         CHANGE IN CONTROL PROVISIONS

     8.1 IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 8.2):

            (a) Any Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

            (b) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, a Participant shall have the right, whether or not the Option is fully exercisable or may be otherwise realized by the Participant, by giving notice during the 60-day period from and after a Change in Control to the Company, to elect to surrender all or part of an Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 8.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Option per share of Common Stock under the Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Option as for which the right shall have been exercised; provided, however, that if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of the Option held by a Participant (except a Participant who has died during such six-month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Option shall be cancelled in exchange for a payment to the Participant, effective on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Option, plus interest on such amount at the prime rate as reported from time to time in THE WALL STREET JOURNAL, compounded annually and determined from time to time. With respect to any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), the 60-day period shall be extended, if necessary, on or after the date of the Change in Control, and the Committee shall have sole discretion, if necessary, to approve the Participant's exercise hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Participant under Section 16(b).

     8.2 DEFINITION OF CHANGE IN CONTROL. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (a) any corporation, person or other entity (other than the Company, a majority-owned subsidiary of the Company or any of its subsidiaries, or an employee benefit plan (or related trust) sponsored or maintained by the Company), including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner of stock representing more than the greater of (i) twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities or (ii) the percentage of the combined voting power of the Company's then outstanding securities which equals (a) ten percent (10%) plus (b) the percentage of the combined voting power of the Company's outstanding securities held by such corporation, person or entity on the Effective Date; (b)(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation other than a majority-owned subsidiary of the Company, or to sell or otherwise dispose of all or substantially all of the Company's assets, and (ii) the persons who were the members of the Board of Directors of the Company prior to such approval do not represent a majority of the directors of the surviving, resulting or acquiring entity or the parent thereof; (c) the stockholders of the Company approve a plan of liquidation of the Company; or (d) within any period of 24 consecutive months, persons who were members of the Board of Directors of the Company immediately prior to such 24-month period, together with any persons who were first elected as directors (other than as a result of any settlement of a proxy or consent solicitation contest or any action taken to avoid such a contest) during such 24-month period by or upon the recommendation of persons who were members of the Board of Directors of the Company immediately prior to such 24-month period and who constituted a majority of the Board of Directors of the Company at the time of such election, cease to constitute a majority of the Board.

     8.3 CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer, merger, consolidation, liquidation or sale of all or substantially all of the assets of the Company (in each case a "Corporate Transaction"), the highest price per share of Common Stock paid in such Corporate Transaction, except that, in the case of Incentive Stock Options relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option is exercised. To the extent that the consideration paid in any such Corporate Transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                  ARTICLE IX

                                 MISCELLANEOUS

     9.1 AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Stock Option, theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

      The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

      The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3.

      Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Options which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     9.2 STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE OPTIONS. Options granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Option or any Option granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Options may be granted at any time. If an Option is granted in substitution or exchange for another Option or award, the Committee shall require the surrender of such other Option or award in consideration for the grant of the new Option. In addition, Options may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Option is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Option in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered.

     9.3 FORM AND TIMING OF PAYMENT UNDER OPTIONS; DEFERRALS. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or settlement of an Option may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Options or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Option may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 9.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

     9.4 STATUS OF OPTIONS UNDER CODE SECTION 162(m). It is the intent of the Company that Options granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Option does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.5 UNFUNDED STATUS OF PLAN; LIMITS ON TRANSFERABILITY. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Option shall be subject to the claims of a Participant's creditors and no Option may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

     9.6    GENERAL PROVISIONS.

            (a) REPRESENTATION. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

            (b) NO ADDITIONAL OBLIGATION. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

            (c) WITHHOLDING. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock

      Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

            (d) REINVESTMENT. The reinvestment of dividends in additional Common Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options).

            (e) REPRESENTATION. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

            (f) CONTROLLING LAW. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Illinois (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

            (g) OFFSET. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

            (h) FAIL SAFE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.


     9.7 MITIGATION OF EXCISE TAX. If any payment or right accruing to a Participant under this Plan (without the application of this Section 9.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9.7 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

     9.8 RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

     9.9 OPTIONS IN SUBSTITUTION FOR OPTIONS GRANTED BY OTHER CORPORATIONS. Options may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     9.10 PROCEDURE FOR ADOPTION. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

     9.11 PROCEDURE FOR WITHDRAWAL. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

     9.12 DELAY. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

    9.13 HEADINGS. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

    9.14 SEVERABILITY. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

    9.15 SUCCESSORS AND ASSIGNS. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    9.16 ENTIRE AGREEMENT. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

                      ZEBRA TECHNOLOGIES CORPORATION
           333 CORPORATE WOODS PARKWAY, VERNON HILLS, ILLINOIS 60061
                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 20, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder(s) hereby appoints Edward L. Kaplan and Gerhard Cless, and each of them, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes them to represent and to vote all of the shares of Class A Common Stock and Class B Common Stock of Zebra Technologies Corporation held of record as of March 21, 1997 which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Zebra Technologies Corporation to be held on May 20, 1997 at the Harris Trust and Savings Bank, 111 West Monroe Street, Chicago, Illinois 60690, at 10:30 a.m. local time, and at any adjournment thereof.

                (continued, and to be signed, on reverse side)

                         ZEBRA TECHNOLOGIES CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY  / /

                                        For ALL    Withhold    For ALL nominees
                                        nominees   authority   except as marked
1.  ELECTION OF DIRECTORS
    Gerhard Cless, Edward Kaplan,         /  /      /  /           /  /
    Christopher Knowles, David Riley
    and Michael Smith

(Instructions: To withhold authority to
vote for any individual nominee, strike
a line through the nominee's name above)

                                            For       Against      Abstain
2.  PROPOSAL TO INCREASE AUTHORIZED
    SHARES OF THE COMPANY'S CLASS A         /  /       /  /         /  /
    COMMON STOCK FROM 35,000,000 SHARES
    TO 50,000,000 SHARES.

                                            For       Against      Abstain
3.  PROPOSAL TO APPROVE THE ADOPTION OF
    THE ZEBRA TECHNOLOGIES CORPORATION      /  /       /  /         /  /
    1997 STOCK OPTION PLAN.

                                            For       Against      Abstain
4.  PROPOSAL TO APPROVE THE ADOPTION
    OF THE ZEBRA TECHNOLOGIES               /  /       /  /         /  /
    CORPORATION 1997 NON-EMPLOYEE DIRECTORS'
    STOCK OPTION PLAN.

                                            For       Against      Abstain
5.  PROPOSAL TO RATIFY THE APPOINTMENT
    OF KPMG PEAT MARWICK LLP AS THE         /  /       /  /         /  /
    INDEPENDENT PUBLIC ACCOUNTANTS
    OF THE COMPANY.

6. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.


Please sign exactly as the name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. When signing as a corporation, please sign in full corporate name by President or other authorized officer. When signing as a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature ______________________________________DATE: __________________, 1997


Signature (if held jointly) __________________________________________________


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 5.